UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 12, 2021 (February 8, 2021)

CHAMPIONS ONCOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware 001-11504 52-1401755
(State or Other Jurisdiction (Commission File Number) (IRS Employer
of Incorporation) Identification No.)

1 University Plaza, Suite 307, Hackensack, New Jersey 07601
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (201) 808-8400

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

■Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

■Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

■Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

■Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Trading Symbol(s) Name of each exchange on which registered
Common Stock, $0.001 par value per share CSBR The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 8, 2021, Abba David Poliakoff informed the Board of Directors of Champions Oncology, Inc., a Delaware corporation (the “Company”), of his intention to resign as a director of the Company effective immediately. His resignation was for personal reasons and was not due to any disagreement with the Company.

To fill the vacancy created by Mr. Poliakoff’s resignation, on February 8, 2021, the Board appointed Robert Brainin to serve as a member of the Board, effective immediately.

Mr. Brainin has over 15 years of experience in the global life sciences and healthcare fields. He was most recently the Chief Executive Officer of Genuity Science from March 2018 to January 2021, also serving as a director from June 2020 until January 2021. He joined Genuity as the Chief Operating Officer in August 2017. Before joining Genuity, he was Vice President and General Manager of Life Sciences and Applied Genomics at Illumina (from 2016 to August 2017), having previously served as VP and Head of the Arrays Business (from 2015 to 2016). Mr. Brainin has also held senior roles at Thermo Fisher (from 2013 to 2015), Life Technologies (from 2008 to 2013) and Invitrogen (from 2004 to 2008). In all these roles, he led the expansion of the applications of technologies or genomic data to new fields to serve the needs of growing types of users. From 1997 to 2000, he was a management consultant at McKinsey & Company. Mr. Brainin holds an undergraduate degree in economics from Emory University and a law degree from Harvard Law School. He currently serves on the Board of Directors of The Children’s Tumor Foundation. Mr. Brainin is well-qualified to serve on the Board due to his extensive experience in companies that commercialize scientific technologies.

There are no family relationships between Mr. Brainin and any director or executive officer of the Company. There are no transactions between the Company and Mr. Brainin that are subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHAMPIONS ONCOLOGY, INC.

Date: February 12, 2021 By: /s/ Ronnie Morris
Ronnie Morris
Chief Executive Officer